Exhibit 99.2

Investor Update January 13, 2021

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements with respect to guidance, estimated full-year 2020 financial and operating results, 2025 targets, growth expectations and targets and other non-historical information. Without limiting the foregoing, statements including the words, “expect,” “intend,” “will,” “plan,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control and are subject to various risks and uncertainties, including those described below. Among other things, there can be no assurance that Omnicell’s actual full-year 2020 financial and operating results, 2021 financial and operating results, other targeted results or growth rates will not differ, perhaps substantially, from the preliminary financial and operating results, guidance, targets and expectations contained in this presentation. In addition, Omnicell has not completed its fourth quarter and full-year 2020 closing and review process, and the final results for the full year 2020 may differ, perhaps substantially, from the statements made in this presentation. During the course of preparing our financial statements and during our review process, we may identify items that would require us to make adjustments which may be material to the amounts described in this presentation. These adjustments may also affect the targets and other expectations discussed in this presentation. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things (i) risks related to outbreaks of contagious diseases or other adverse public health epidemics including the ongoing COVID-19 pandemic, including the duration and any resurgences of the COVID-19 pandemic, (ii) unfavorable general economic and market conditions, including due to economic disruption caused by public health crises such as the COVID-19 pandemic, (iii) Omnicell’s ability to take advantage of the growth opportunities in medication management across all care settings, (iv) Omnicell’s ability to develop and commercialize new products and enhance existing products, (v) Omnicell’s ability to deliver on our vision of the autonomous pharmacy and the impact that advanced automation, data intelligence and expert services will have on patient care, (vi) risks to growth and acceptance of Omnicell’s products and services, including competitive conversions, and growth in the overall demand for medication management and supply chain solutions and medication adherence solutions generally, (vii) risks presented by the transition to selling more products and services on a subscription basis, (viii) potential increased competition, (ix) potential regulatory changes, (x) Omnicell’s ability to improve sales productivity to grow product bookings, (xi) Omnicell’s ability to acquire companies, businesses or technologies and successfully integrate such acquisitions and (xii) other risks and uncertainties described in the Risk Factors section of Omnicell’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, filed with the Securities and Exchange Commission. Forward-looking statements should be considered in light of these risks and uncertainties. Investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this presentation speak only as of the date of this presentation. Omnicell undertakes no obligation to update such statements, whether as a result of changed circumstances, new information, future events or otherwise, except as required by law. Non-GAAP Financial Information This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), including estimated 2020 non-GAAP EBITDA, non-GAAP earnings per share, non-GAAP operating margin and non-GAAP EBITDA margin, guidance with respect to 2021 non-GAAP EBITDA and 2021 non-GAAP earnings per share and targeted non-GAAP operating margin and non-GAAP EBITDA margin. Reconciliations of the 2020 estimated non-GAAP financial measures to the most directly comparable estimated GAAP measures are included in the appendix to this presentation. Our 2021 guidance for non-GAAP EBITDA and non-GAAP earnings per share, and our non-GAAP operating margin target and non-GAAP EBITDA margin target, exclude certain items, which include but are not limited to unusual gains and losses, costs associated with future restructurings, acquisition-related expenses, and certain tax and litigation outcomes. These excluded items may be significant. We do not provide a reconciliation of forward-looking non-GAAP guidance or targets to the comparable GAAP measures as these items are inherently uncertain and difficult to estimate, and cannot be predicted without unreasonable effort. We believe such a reconciliation would imply a degree of precision that could be confusing to investors. These items may also have a material impact on GAAP earnings per share, total revenues, product revenues, and service revenues in future periods. As such, these forward-looking non-GAAP financial measures are limited in their utility for evaluating our future operating results in accordance with GAAP.

Vision The Autonomous Pharmacy will transform the pharmacy care delivery model by enabling the provider to practice at the top of their license

Delivering Strong Results and Building Momentum

FY 2020 Preliminary Update & Outperformance

Key Metric	Prior Guidance	Update
Product Bookings	$865-$900M	~$1B
Total Revenue	$881-$887M	$890-$892M
Non-GAAP EBITDA	-	$157-$159M
Non-GAAP EPS	$2.35-$2.40/share	$2.46-$2.51/share

FY 2021 Preliminary Guidance

$1.085-$1.105B	**$228-$240M**	**$3.38-$3.58**
Total Revenue	Non-GAAP EBITDA	Non-GAAP EPS
Previous: $1.015–$1.045B		

Projected Long-Term Value Upside

- ✓ Clear leadership position in the digital transformation of healthcare with $70B+ TAM
- ✓ Targeting 14-15% 2021-2025 revenue CAGR (organic 11-12%, inorganic 3%)
- ✓ Targeting ~400bps increase in Non-GAAP EBITDA margins from 2021-2025
- ✓ High revenue visibility from recurring revenue, long-term sole-source agreements and strong product backlog
- ✓ Targeting ~50% 2020-2025 revenue CAGR for SaaS, Subscription Software & Tech-Enabled Services

Strong operating performance has driven +286% total shareholder return over the past 5 years

NOTE: Revenue estimate based on composition of 12/31/2020 product backlog, customer timelines and Omnicell hiring plan.
DISCLAIMER: See Appendix for a reconciliation of 2020 non-GAAP EBITDA and 2020 non-GAAP EPS to their most directly comparable GAAP financial measures. We do not provide a reconciliation of forward-looking non-GAAP guidance to the comparable GAAP measures as these items are inherently uncertain and difficult to estimate and cannot be predicted without unreasonable effort.

© 2021 Omnicell, Inc.

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1Category creator positioned to transform the pharmacy care delivery model 2Leading strategic partner to health systems in large and growing market segments 3Resilient, high-visibility revenue accelerated by high-growth SaaS, Subscription Software & Tech-Enabled Services 4Demonstrated track record of growth and margin enhancement with more expected to come Leveraging our market leading installed base to drive recurring revenue growth in advanced services

1 Omnicell Provides Solutions for an Expensive and Error-Prone Medication Management Reality

	Medication Management is Expensive and Error-Prone			
Safety	**25,000** Errors Annually in Hospitals[1]	**4** Errors Per Day in Outpatient Pharmacies[2]	**47 million** Doses Lost to Drug Diversion[4]	**1** Error Per 200 Drug Dispenses[1,5]
Financial	**Global: $1,250B US: $510B** Annual Medication Spending[3]	**39%** Drop in Margins for For-Profit Health System[4]	**18.5%** Drug Spend Increase (5x Inflation)[4]	
Efficiency	**75%** Pharmacist Tasks Are Non-Clinical[4]	**3,000-4,500** SKUs of Drugs Managed in Systems[4]	**20-30%** Prescriptions Are Never Filled[4]	**250+** Active Drug Shortages[4]
Compliance	**341+** Compliance Requirements[4]	**$39 billion** Annual Spend in Compliance Admin[4]		
People	**50%+** Pharmacists Experience High Burnout[4]	**1 in 4** Hospitals Cut Staff to Manage Costs[4]	**Numerous Problems** Directly Correlated to Safety and Patient Satisfaction[4]	

Omnicell's Current Solutions Deliver Results[6]

Enhanced Patient Safety	**99.999997%** Accuracy with Full Medication Barcode Scanning
66% Reduction in IV Costs Insourcing vs. Outsourcing	**10%** Increase in Prescription Volume
54% Reduction of Nurse Medication Retrieval Time	**200-300%** More Doses Stored[7]
Greatly Increased Data Visibility and Regulatory Compliance	
74% Time Saved By Nurses	**80%** Time Saved By Pharmacists

1. Poon, China, Churchill, et al. Ann Intern Med 2006; 145(6):426-434.
2. Flynn, Barker, Carnahan Am J Pharm Assoc 2003; 43:191-200.
3. Global Medicine Spending and Usage Trends, IQVIA, March 2020. Gross spend estimate before any rebates/discounts.
4. Autonomous Pharmacy White Paper and Industry publications.
5. 0.5% Non-IV Dispensing Errors.
6. Statistics below are based on Omnicell customer outcomes, Omnicell estimates.
7. Relative to conventional robots of similar size.

© 2021 Omnicell, Inc.

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1Autonomous Pharmacy Framework Increasing healthcare value In 2019, leading health systems jointly created a framework analyzing the technological maturity of pharmacies The group determined there was a significant opportunity to drive greater healthcare value The group established a 5-level framework and noted that the majority of the industry was at Level 2 today As customers move to higher levels, they substantially increase efficiency, safety and compliance while reducing costs Omnicell provides solutions to facilitate this evolution and drive tremendous value for customers NOTE: Autonomous Pharmacy White Paper and Industry publications.

1 Omnicell's Autonomous Pharmacy is a New Category of Solutions That Fundamentally Improve Provider Outcomes



Omnicell One
CPDS
IV RIIS
EnlivenHealth
Omnicell340B
Future Services[1]
One Platform
Omnicell Connected Devices
XT Automated Dispensing Systems
Anesthesia Workstation
XR2 Robot
IV Robot
IVX Workflow
Future Devices[1]

1. Future services and future devices represent potential future technology that is under development and may or may not ever become generally available to the commercial marketplace. Omnicell makes no commitment with regard to such potential future technology.

© 2021 Omnicell, Inc.

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2Omnicell Has Unparalleled Breadth and Depth of Customer Base That Enables Significant Ability to Bring New Innovations to Market 145 sole source contracts with top 300 US health systems1 ~50% install base in US hospitals1 17 of top 20 US News Honor Roll hospitals1 45%Omnicell has over 25 years >60% install base in US retail pharmacy sector 1. As of December 31, 2020. © 2021 Omnicell, Inc. of experience partnering with providers to solve medication management problems of post-acute sector served by Omnicell customers 9

2Leader in Large and Growing Segments Omnicell is growing its leadership position across a $70B+ total addressable market Estimated Total Addressable Market Opportunity1 Key Advanced Services Point of Care$20B Central Pharmacy$15B $12B Omnicell One Omnicell340B CPDS IV RIIS $23B and PayersEnlivenHealth 1. Represents estimated cumulative TAM over 10 years and includes North America, UK, Germany, France, Spain, Kingdom of Saudi Arabia, UAE & Qatar.

3 Resilient and High-Visibility Revenue

Robust Backlog	Robust product backlog
Deep Customer Relationships	**145** of the top 300 U.S. health systems in long-term, sole-source agreements[1,2]
Customer Retention	**99%+** customer retention[3]
Point of Care Installed Base Early in Upgrade Cycle	**36%** through XT series replacement cycle[2]



Connected Devices, Software Licenses & Other[4]
Recurring Technical Services and Other Recurring[6]
Recurring SaaS, Subscription Software & Tech-Enabled Services[5]
~6%
~63%
~31%
Types of Revenue (2020E)

High revenue visibility from recurring revenue, sole-source agreements and backlog

1. As defined by Definitive Healthcare.
2. As of 12/31/2020.
3. Measured over the past year on a revenue basis.
4. High-visibility revenue based on backlog, pipeline & LT sole-source agreements.
5. Includes Central Pharmacy Dispense Services (XR2aaS), EnlivenHealth, IV RIIS Service, Omnicell340B, Omnicell One Service, RobotRX Service (Pak Plus).
6. Includes revenue from Consumables

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③ Advanced Services Accelerating Recurring Revenue Growth

SaaS, Subscription Software & Tech-Enabled Services (% of Total Revenue)


~6%
9-10%
20-30%
2020E
2021E
2025E

~50% 2020-2025 Targeted Revenue CAGR

- ✓ Leveraging established channel and strong customer relationships
- ✓ Strong demand driven by increasing provider digitization and need to evolve medication supply chain
- ✓ Omnicell's cloud-based services enable better outcomes
- ✓ Subscription-based, recurring revenue streams
- ✓ Significantly increases core addressable market
- ✓ High margin unit economics

NOTE: Includes Central Pharmacy Dispense Services (XR2aaS), EnlivenHealth, IV RIIS Service, Omnicell340B, Omnicell One Service, RobotRX Service (Pak Plus).

© 2021 Omnicell, Inc.

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4Driving Profitable Growth Through Disciplined Execution Expected Annual Revenue ($ in Millions) $1,900-$2,000 $1,650-$1,750 $1,085-$1,105 Execute value-enhancing M&A Drive innovation and continue to deliver the Autonomous Pharmacy Vision Continue market share gains Capitalize on upgrade cycles 2021E Continue to grow and expand within large existing customer base (sites & product) 2025E

4 Continuing to Drive Margin Expansion

Targeted Non-GAAP Operating Margin (%)



~13%
~17%
~400bps
~21%
2020E
2021E
2025E

Targeted Non-GAAP EBITDA Margin (%)



~18%
~21%
~400bps
~25%
2020E
2021E
2025E

Key Drivers of Margin Enhancement

- ✓ **Improving Business Mix** - SaaS, Subscription Software & Tech-Enabled Services targeted to represent 20-30% of revenue by 2025, supporting strong gross margins
- ✓ **Long-Term Customer Partnerships** - Sole-source agreements with 145 of the top 300 U.S. health systems[1,2] and many outside of the top 300
- ✓ **Economies of Scale** - Supply chain and operating expense volume leverage
- ✓ **Manufacturing Savings** - Cost productivity programs
- ✓ **Process Efficiencies** - Increasing virtualization of commercial and implementation processes

1. As of 12/31/2020. 2. As defined by Definitive Healthcare.

DISCLAIMER: See Appendix for a reconciliation of 2020 non-GAAP operating margin and 2020 non-GAAP EBITDA margin to their most directly comparable GAAP financial measures. We do not provide a reconciliation of forward-looking non-GAAP guidance to the comparable GAAP measures as these items are inherently uncertain and difficult to estimate and cannot be predicted without unreasonable effort.

© 2021 Omnicell, Inc.

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Omnicell’s Total Shareholder Return Time Period Omnicell (OMCL) S&P Healthcare (XLV) Outperformance 1 Year +47% +13% +34% 3 Year +147% +45% +102% 5 Year +286% +72% +214% 10 Year +731% +328% +402% Omnicell outperformed the S&P Healthcare Index on all timeframes NOTE: Total shareholder returns are based on calendar year and assumes dividends reinvested as of 12/31/2020; all figures are rounded to the nearest whole number.

1Category creator positioned to transform the pharmacy care delivery model Large portion of the healthcare sector: $1,250B annually globally 2Leading strategic partner to health systems in large and growing market segments Clear leadership position in the digital transformation of healthcare with $70B+ TAM 3Resilient, high-visibility revenue accelerated by high-growth SaaS, Subscription Software & Tech-Enabled Services Robust product backlog, long-term sole-source agreements and 99%+ customer retention Targeting ~50% 2020-2025 revenue CAGR for SaaS, Subscription Software & Tech-Enabled Services 4Demonstrated track record of growth and margin enhancement with more expected to come Targeting 14-15% 2021-2025 total revenue CAGR (organic 11-12%, inorganic 3%) Targeting ~400bps increase in Non-GAAP EBITDA margin from 2021-2025 Leveraging our market leading installed base to drive recurring revenue growth in advanced services

Appendix 17

ENVIRONMENT: INNOVATING FOR ENERGY EFFICIENCY SOCIAL: EVERY VOICE COUNTS GOVERNANCE: ACTING WITH INTEGRITY We design our products to be energy efficient Currently working with the EPA to receive Energy Star certification for our products Headquarters is LEED Gold certified and includes a 151 kW solar array 77% employee satisfaction score (ahead of 73% industry benchmark) Established head of Diversity & Inclusion in 2020 and Diversity Governance body that will help define and advance our strategy in 2021 Risk-based supplier management, auditing and oversight to help ensure responsible sourcing Robust business ethics oversight and compliance All of our manufacturing facilities are ISO quality certified and audited Robust cybersecurity and data privacy programs The Board of Directors’ Governance Committee is responsible for ESG, including oversight of setting targets and measuring outcomes Recently published initial ESG disclosure and performance information, aligned to SASB, TCFD, GRI guidelines; first Corporate Responsibility Report expected to come in spring 2021

Omnicell Delivers a Suite of Innovative Solutions

Service
- Technical Services
- Professional Services
- Advisory Services

Intelligence — Omnicell One
- 340B Analysis
- Inventory Analytics
- Diversion Management
- Compliance
- EnlivenHealth

Operational Support
- 340B Split Billing
- Contract Pharmacy Management
- Inventory Management
- Operational Reporting

Omnicell 340B

Automation / Connected Devices
- Central Pharmacy: XR2, IV Robot, IVX
- Point of Care: XT, Anesthesia Workstation
- Med Adherence: VBM 200F, Multimed Pack

Platform
- Omnicell Data Platform

Outcomes

Safety
+
Financial Savings
+
Efficiency
+
Compliance
+
People

Hospital | Ambulatory | Post-Acute | Retail | U.S. | International

© 2021 Omnicell, Inc.

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Reconciliation of GAAP to Non-GAAP

(Unaudited, in thousands, except per share data and percentage)

	Twelve Months Ended December 31, 2020
Reconciliation of GAAP income from operations to non-GAAP income from operations:	
GAAP income from operations	$ 31,600-34,600
GAAP operating income % to total revenues	*3.5%-3.9%*
Share-based compensation expense	~44,700
Amortization of acquired intangibles	~19,600
Acquisition-related expenses	~5,600
Severance and other expenses (1)	~12,000
Non-GAAP income from operations	$113,500-116,500
Non-GAAP operating margin (non-GAAP operating income % to total non-GAAP revenues)	*12.7%-13.1%*
Reconciliation of GAAP net income to non-GAAP net income:	
GAAP net income	$ 28,600-30,600
Share-based compensation expense	~44,700
Amortization of acquired intangibles	~19,600
Acquisition-related expenses	~5,600
Severance and other expenses (1)	~12,000
Amortization of debt issuance costs	~1,600
Amortization of discount on convertible senior notes	~4,800
Tax effect of the adjustments above (2)	~(9,100)
Non-GAAP net income	$ 107,800-109,800

1. For the year ended December 31, 2020, other expenses include approximately $1.0 million of IP and legal entities restructuring costs and approximately $1.0 million of certain litigation costs.
2. Tax effects calculated for all adjustments except tax benefits and expenses, and share-based compensation expense, using an estimated annual effective tax rate of 21% for fiscal year 2020.

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Reconciliation of GAAP to Non-GAAP (Cont'd)

(Unaudited, in thousands, except per share data and percentage)

	Twelve Months Ended December 31, 2020
Reconciliation of GAAP net income per share - diluted to non-GAAP net income per share - diluted:	
Shares - diluted GAAP	43,743
Shares - diluted Non-GAAP	43,743
GAAP net income per share - diluted	$ 0.65-0.70
Share-based compensation expense	~1.02
Amortization of acquired intangibles	~0.45
Acquisition-related expenses	~0.13
Severance and other expenses (1)	~0.27
Amortization of debt issuance costs	~0.04
Amortization of discount on convertible senior notes	~0.11
Tax effect of the adjustments above (2)	~(0.21)
Non-GAAP net income per share - diluted	$ 2.46-2.51
Reconciliation of GAAP net income to non-GAAP EBITDA (3):	
GAAP net income	$ 28,600-30,600
Share-based compensation expense	~44,700
Interest (income) and expense, net	~400
Depreciation and amortization expense	~61,400
Acquisition-related expenses	~5,600
Severance and other expenses (1)	~12,000
Amortization of debt issuance costs	~1,600
Amortization of discount on convertible senior notes	~4,800
Income tax expense (benefit)	~(2,100)
Non-GAAP EBITDA	$ 157,000-159,000
Non-GAAP EBITDA margin (non-GAAP EBITDA % to total non-GAAP revenues)	*17.6%-17.9%*

1. For the year ended December 31, 2020, other expenses include approximately $1.0 million of IP and legal entities restructuring costs and approximately $1.0 million of certain litigation costs.
2. Tax effects calculated for all adjustments except tax benefits and expenses, and share-based compensation expense, using an estimated annual effective tax rate of 21% for fiscal year 2020.
3. Defined as earnings before interest income and expense, taxes, depreciation and amortization, share-based compensation, as well as excluding certain non-GAAP adjustments.

© 2021 Omnicell, Inc.

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